Fees Summary	Jan. 13, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 25,555,550.00
Previously Paid Amount	2,762.00
Total Fee Amount	3,529.22
Total Offset Amount	0.00
Net Fee	$ 767.22